Exhibit 10.25

Loan Agreement between the Registrant and Source
Capital/TPM Holding, Inc., and Promissory Note, dated March
1995.

                       ADDITIONAL ADVANCE PROMISSORY NOTE

$500,000.00                                                    Las Vegas, Nevada
                                                               March _____, 1995

     The undersigned, jointly and severally ("the Borrower"), for value received, hereby promise to pay to the order of SOURCE CAPITAL CORPORATION
("Lender") the principal sum of Five Hundred Thousand and No/100 Dollars ($500,000.00) and to pay interest on the unpaid principal hereof, from the date hereof until the principal hereof is paid or renewed, at the rate of fifteen percent (15%) per annum, together with all costs and fees, including reasonable attorneys' fees incurred by Lender in enforcing the obligations of this Note. The principal hereof and interest hereon are payable to Lender at 9016 E. Indiana, Suite 200, Spokane, Washington 99212 or at such other place as the Lender may direct, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Principal and interest shall be advanced and payable as follows:

          a. Concurrently with the execution hereof, Lender shall advance Borrower up to the sum of $200,000.00, less Lender's loan costs as agreed to by and between Borrower and Lender.

          b. Upon Borrower's request, but in Lender's sole and exclusive discretion, on or about April , 1995, Lender may advance Borrower an additional sum up to $300,000.00, less Lender's loan costs as agreed to by and between Lender and Borrower.

          c. Each advance hereunder, as of the date hereof, shall bear interest at the rate of fifteen percent (15%) per annum.

          d. All payments received hereunder shall be applied first against costs, then against interest, and then against principal.

          e. In all events, the entire balance, both principal and accrued interest, shall be due and payable no later than June 25, 1995.

     The undersigned shall have the right at any time to prepay the whole or any part hereof, but any such additional payments shall be credited first upon accrued interest and then upon principal.

     This Note is secured by a Deed of Trust ("Deed of Trust") executed on or about June 10, 1994, encumbering property located in Clark County, Nevada, to which reference is hereby made for a description of the nature and extent of the security provided thereby and the rights and limitations of rights of the Lender and of the Borrower in respect of such security.

     If default be made with respect to any payment herein provided for, or in case of an event of default (as defined in the Deed of Trust or any other document executed in connection therewith or referred to therein, to secure this Note, collectively referred to as "Loan Instruments") shall occur, the principal of this Note and any accrued interest and all other indebtedness secured or to be secured thereby may be declared due and payable in the manner and with the effect provided in the Loan Instruments.

     If default be made in the payment of principal or interest when due hereunder, or if default be made under any of the Loan Instruments and after notice as provided in said security documents, if any, at the option of holder of this note, the whole amount then unpaid shall be due and collectible, whether due by lapse of time or not, and the same shall thereafter bear interest at the rate of nineteen percent (19%) per annum. Failure to exercise this option shall not constitute a waiver of the right to exercise the same at any other time.

     In the event that Borrower defaults with respect to any payment herein provided for or in case of an event of default under any of the Loan Instruments, the Lender shall have the right, at the Borrower's expense, to retain an attorney or collection agency to make any demand, enforce any remedy, or otherwise protect its rights under this Note and the Loan Instruments. The Borrower hereby promises to pay all costs, fees and expenses so incurred by the Lender, including, without limitation, reasonable attorneys' fees (with or without arbitration or litigation), arbitration and court costs, collection agency charges, notice expenses and title search expenses, and the failure of the defaulting Borrower to pay the same shall, in itself, constitute a further and additional default. In the event that suit or action or arbitration is instituted by the Lender to enforce this Note or any rights under the Loan Instruments, the Borrower hereby promises to pay, in addition to costs and expenses provided by statute or otherwise, such sums as the court may adjudge reasonable as attorneys' fees in such proceeding and on any appeals from any judgment or decree entered therein and the costs and attorneys' fees for collection of the amount due therein. Time is of the essence. All reimbursements and payments required by this paragraph shall be immediately due and payable on demand. The Makers, Borrowers, drawers and endorsers severally waive presentment for payment, protest, notice of protest and notice of nonpayment of this Note.

                         DEBBIE REYNOLDS MANAGEMENT
                         COMPANY, INC., formerly known as DEBBIE
                         REYNOLDS HOTEL & CASINO, INC.

                         By: _____________________________

                           Its: __________________________

                         DEBBIE REYNOLDS RESORTS, INC.

                         By: _____________________________

                           Its: __________________________

AFTER RECORDING, RETURN TO:

MICHAEL D. CURRIN
Witherspoon, Kelley, Davenport & Toole
422 West Riverside, Ste 1100
Spokane WA 99201-0390

                        ADDITIONAL ADVANCE MODIFICATION
                                OF DEED OF TRUST

     THIS MODIFICATION AGREEMENT is entered into this _ day of March, 1995, by and between DEBBIE REYNOLDS MANAGEMENT COMPANY, INC., formerly known as DEBBIE REYNOLDS HOTEL & CASINO, INC. and DEBBIE REYNOLDS RESORTS, INC., (hereinafter referred to as "Borrower"), and SOURCE CAPITAL CORPORATION (hereinafter referred to as "Lender").

                                    RECITALS

     1. On or about June 13, 1994, Borrower made, executed and delivered to Lender its Promissory Note, in writing, in the original principal amount of One Million Dollars ($ 1,000,000.00) together with interest thereon at a variable rate (hereinafter referred to as the "Note").

     2. At the same time as the execution and delivery of the Note, and in order to secure repayment of the same, Borrower executed, in favor of Lender, a Deed of Trust (hereinafter referred to as ("Deed of Trust"), encumbering certain real property located in Clark County, Nevada, (the "property"), and legally described as follows, to-wit:

               See Exhibit "A" attached hereto and by this reference made a part hereof.

The Deed of Trust was thereafter recorded under Clark County Instrument No. 00816 ill Book 940615, records of Clark County, Nevada.

     3. On or about December 1, 1994, Borrower made, executed and delivered to Lender its Promissory Note in the original principal amount of One Million One Hundred Thousand and No/100 Dollars ($ 1,100,000.00), together with interest thereon at a variable rate, the repayment of which was secured by an additional Deed of Trust encumbering the property (hereinafter referred to as the "Second Note" and "Second Deed of Trust", respectively). The Second Deed of Trust was recorded on or about December 2, 1994, as Instrument No. 01626, in Book 941202, records of Clark County, Nevada.

     4. Borrower has requested that Lender advance it additional funds, up to a maximum additional amount of $500,000.00, the repayment of which will be secured by the Deed of Trust. Lender is willing to make the advance to Borrower, upon the terms and conditions set forth herein and in the Additional Advance
Promissory Note, to be executed concurrently herewith by Borrower in favor of Lender.

     5. The Note, Deed of Trust, Second Note, Second Deed of Trust, and this Modification Agreement, and any other document executed in connection therewith or referred to therein, may hereinafter be referred to as the "Loan Documents."

     NOW, THEREFORE, in consideration of their mutual benefits contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

     A. Concurrently with the execution of this Modification Agreement, Borrower shall execute and deliver its Additional Advance Promissory Note in the principal amount of Five Hundred Thousand and No/100 Dollars ($500,000.00), together with interest thereon at the rate of fifteen percent (15%) per annum. A true and correct copy of the Additional Advance Promissory Note is attached hereto as Exhibit "B".

     B. the payment and performance of Borrower's obligations under the Additional Advance Note shall be secured by the Deed of Trust and Loan Documents and in event of default by Borrower in the payment and performance of the Additional Advance Note shall entitle Lender to all the rights and remedies for default under the Deed of Trust and Loan Documents.

     C. The Deed of Trust and Second Deed of Trust shall continue to secure the payment and performance of Borrower's obligations to Lender under the First Note, Second Note, and the Loan Documents.

     D. In the event Borrower shall, it any time, be or have been in default hereunder or under the Loan Documents, Lender shall have the right, at Borrower's sole expense, to enter upon the property, either by itself or through its agent, for the purpose of conducting an MAI appraisal of the property. The cost of the appraisal shall be payable by Borrower to lender on demand, and shall bear interest at the Note rate. It is expressly agreed and understood by Borrower that the occurrence of such a default shall be deemed to increase Lender's risk hereunder, thereby creating a need for Lender to have the information contained in an MAI appraisal of the property.

     E. It is agreed and understood that all of the agreements, covenants and conditions of the Loan Documents shall remain in full force and effect, except for the amendments and modifications expressly mentioned herein.

     F. Nothing herein contained shall in any manner effect the validity or priority of the lien established by the Deed of Trust or the Second Deed of Trust encumbering the Property referred to in Paragraph 2 above.

     G. The recitals set forth in Paragraphs 1 through 5 above are incorporated into the substantive provisions of this Agreement.

     H. Borrower acknowledges that oral agreements or oral commitments to loan money, extend credit or to forebear from enforcing repayment of a debt are not enforceable under Washington law.


                    BORROWER:

                         DEBBIE REYNOLDS MANAGEMENT
                         COMPANY, INC., formerly known as DEBBIE
                         REYNOLDS HOTEL & CASINO, INC.

                         By: _____________________________

                           Its: __________________________


                         DEBBIE REYNOLDS RESORTS, INC.

                         By: _____________________________

                           Its: __________________________

                  LENDER:

                        SOURCE CAPITAL CORPORATION

                        By: /s/ James Kirschbaum
                            --------------------------------
                        Its:  Executive Vice President
                              ------------------------------

STATE OF NEVADA          )
                         ) ss.
County of                )

     I certify that I know or have satisfactory evidence that _________________ signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as ________________________ of DEBBIE REYNOLDS MANAGEMENT COMPANY, INC., to be the free and voluntary act of such corporation, for the uses and purposes mentioned in the instrument.

     DATED: March _______, 1995.

                              --------------------------------------------
                              Notary Public in and for the State of Nevada
                              Residing at:________________________________
                              My commission expires:______________________

STATE OF NEVADA          )
                         ) ss.
County of                )

     I certify that I know or have satisfactory evidence that ___________________ signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as ______________________ of DEBBIE REYNOLDS RESORTS, INC., to be the free and voluntary act of such corporation, for the uses and purposes mentioned in the instrument.

     DATED: March _______, 1995.

                              --------------------------------------------
                              Notary Public in and for the State of Nevada
                              Residing at:________________________________
                              My commission expires:______________________

STATE OF WASHINGTON      )
                         ) ss.
County of Spokane        )

     I certify that I know or have satisfactory evidence that JAMES KIRSCHBAUM signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as E.V.P. of SOURCE CAPITAL CORPORATION., to be the free and voluntary act of such corporation, for the uses and purposes mentioned in the instrument.

     DATED: March 27, 1995.

                                /s/: Sharon Frank
                                ------------------------------------------------
                                Notary Public in and for the State of Washington Residing at: Spokane, Washington
                                My commission expires: 3-22-98

                                  EXHIBIT "A"


PARCEL 1:

That portion of the Southeast Quarter (SE 1/4) of Section 9, Township 21 South, Range 61 East, M.D.M., Clark County, Nevada described as follows:

COMMENCING at the Southeast Corner of said Section 9;
THENCE North 04(dg)39'10" West along the East line of said Section 9, a distance of 702.66 feet to the Northeast corner of that certain parcel of land described by "Corporation Grant Deed" to Walter S. Hunsaker, et ux, recorded March 24, 1949 in Book 59 of Deeds, page 504 as Instrument No. 30674S in the Clark County Recorder's Office, Clark County, Nevada; THENCE North 89(dg)05'00" West along the North line of said Parcel of land, 258.90 feet to a Southeast corner of that certain parcel of land described by "Corporation Grant, Bargain, Sale Deed" to Clifford A. Jones, et al, recorded December 4, 1951 in Book 65, Page 461 of Deeds as Instrument No. 378222 in the Clark County Recorder's Office, Clark County, Nevada; THENCE North 00(dg)11'23" East, 234.86 feet to a point on the Southerly right of way line of Convention Center Drive (80.00 feet wide); THENCE North 89(dg)24'14" West along said right of way line 1237.25 feet to the Point of Beginning, which bears South 89(dg)24'14" East, 100.00 feet from the Northwest corner of said Jones Parcel; THENCE South 02(dg)53'34" East parallel with the West line of said Jones Parcel, 277.78 feet to a point on the South line of said Jones Parcel; THENCE South 88(dg)58'00" East along the South line of said Jones Parcel, 237.25 feet to the Northwest corner of that certain parcel of land described by "Corporation Grant, Bargain, Sale Deed" to T.M. Griss, et ux, recorded February 13, 1952 in Book 66 of Deeds, page 26, as Instrument No. 380912 in the Clark County Recorder's Office, Clark County, Nevada; THENCE continuing South 88(dg)58'00" East along the North line of said Griss Parcel,
219.18 feet to the Northeast Corner of "Desert Inn Condominiums" as shown by map thereof on file in Book 26, page 86 in the Clark County Recorder's Office, Clark County, Nevada; THENCE South 03(dg)51'03" East along the East line of said tract, 601.57 feet to a point being 50.00 feet North of the South line of said
Section 9 and being on the Northerly right of way line of Desert Inn Road (90.00 feet wide); THENCE South 89(dg)06'04" East along said right of way line, 127.16 feet; THENCE curving to the left along a 25.00 foot radius curve , concave Northwesterly, through a central angle of 95(dg)11'28", an arc length of 41.53 feet to a point on the Westerly right of way line of Mel Drive (Varying width); THENCE along said right of way line, the following Three (3) courses, North 04(dg)17'32" West, 212.70 feet to an angle point in said right of way line; THENCE North 03(dg)16'28" West, 361.01 feet to a point on the South line of the aforementioned Jones Parcel; THENCE North 02(dg)14'14" West, 268.01 feet; THENCE curving to the left along a 1S.00 foot radius curve, concave Southwesterly, through a central angle of 87(dg)10'00", an arc length of 22-82 feet to a point on the aforementioned Southerly right of way line of Convention Center Drive;

THENCE North 89(dg)24'14" West along said right of way line, 601.44 feet to the Point of Beginning.

EXCEPTING THEREFROM that portion as conveyed to Clark County in a Deed recorded September 2, 1993 in Book 930922 of Official Records, Clark County, Nevada Records, as Document No. 00213, and described as follows:

COMMENCING at the South Quarter Corner (S 1/4 cor.) of said Section 9; THENCE along the South line of the Southeast Quarter (SE 1/4) of said Section, South 89(dg)21'56" East, 1691.65 feet; THENCE North 04(dg)06'59" West, 50.17 feet to the Southwest Corner of said Parcel, being the True Point of Beginning; THENCE along the West line of said Parcel, North 04(dg)06'59" West, 15.02 feet; THENCE South 89(dg)21'56" East, 127.03 feet to a point of curvature; THENCE along a curve to the left having a radius of 25.00 feet through a central angle of 95(dg)12'00", an arc length of 41.54 feet (chord North 43(dg)02'04" East 36.92 feet), to a point of tangency on the West right of way line of Mel Avenue; THENCE along said line South 04(dg)33'56" East, 15.06 feet to a point of curvature; THENCE along a curve to the left having a radius of 25.00 feet through a central angle of 95(dg)21'00", an arc length of 41.54 feet (chord South 43(dg)02'04" West 36.92 feet) to a point of tangency on the North right of way line of Desert Inn Road; THENCE along said line North 89(dg)21'56" West,
127.14 feet to the True Point of Beginning.

ALSO EXCEPTING THEREFROM that portion of the Southeast Quarter (SE 1/4) of
Section 9, Township 21 South, Range 61 East, M.D.M., Clark County, Nevada described as follows:

COMMENCING at the Southeast corner of said Section 9; THENCE North 89(dg)06'04" West, along the South line thereof, 863.25 feet; THENCE North 04(dg)17'32" West, departing said South line, 651.78 feet;

THENCE   North    88(dg)58'00"    West,  3.63 feet;
THENCE   North    02(dg)14'14"    West,  250.69 feet;
THENCE   South    87(dg)45'46"    West,  152.35 feet to the Point of Beginning;
THENCE   South    00(dg)29'26"    West,  9.90 feet;
THENCE   North    89(dg)30'34"    West,  3.25 feet;
THENCE   South    00(dg)29'26"    West,  84.00 feet;
THENCE   South    89(dg)30'34"    West,  10.60 feet;
THENCE   South    00(dg)29'26"    West,  19.85 feet;
THENCE   North    89(dg)30'34"    West,  11.97 feet;
THENCE   North    00(dg)29'26"    East,  81.80 feet;
THENCE   South    89(dg)30'34"    East,  29.40 feet;
THENCE   South    00(dg)29'26"    West,  8.50 feet;
THENCE   South    89(dg)30'34"    East,  4.75 feet;
THENCE   North    00(dg)29'26"    East,  7.60 feet;
THENCE   South    89(dg)30'34"    East,  10.60 feet;
THENCE   North    00(dg)29'26"    East,  6.00 feet;
THENCE   South    89(dg)30'34"    East,  91.22 feet;
THENCE   North    00(dg)29'26"    East,  5.30 feet;
THENCE   South    89(dg)30'34"    East,  13.65 feet;
THENCE   North    00(dg)29'26"    East,  9.90 feet;
THENCE   South    89(dg)30'34"    East,  18.80 feet to the True Point of
Beginning.

PARCEL 2:

That portion of the Southeast Quarter (SE 1/4) of Section 9, Township 21 South, Range 61 East, M.D.M., Clark County, Nevada described as follows:

COMMENCING at the Southeast corner of said Section 9;
THENCE North 89(dg)06'04" West, along the South line thereof, 863.25 feet; THENCE North 0401713211 West, departing said South line, 651.78 feet;
THENCE   North    88(dg)58'00"     West,  3.63 feeT;
THENCE   North    02(dg)14'14"     West,  250.69 feet;
THENCE   South    87(dg)45'46"     West,  152.35 feet to the Point of Beginning;
THENCE   South    00(dg)29'26"     West,  9.90 feet;
THENCE   North    89(dg)30'34"     West,  3.25 feet;
THENCE   South    00(dg)29'26"     West,  84.00 feet;
THENCE   South    89(dg)30'34"     West,  10.60 feet;
THENCE   South    00(dg)29'26"     West,  19.85 feet;
THENCE   North    89(dg)30'34"     West,  11.97 feet;
THENCE   North    00(dg)29'26"     East,  81.80 feet;
THENCE   South    89(dg)30'34"     East,  29.40 feet;
THENCE   South    00(dg)29'26"     West,  8.50 feet;
THENCE   South    89(dg)30'34"     East,  4.75 feet;
THENCE   North    00(dg)29'26"     East,  7.60 feet;
THENCE   South    89(dg)30'34"     East,  10.60 feet;
THENCE   North    00(dg)29'26"     East,  6.00 feet;
THENCE   South    89(dg)30'34"     East,  91.22 feet;
THENCE   North    00(dg)29'26"     East,  5.30 feet;
THENCE   South    89(dg)30'34"     East,  13.65 feet;
THENCE   North    00(dg)29'26"     East,  9.90 feet;
THENCE   South    89(dg)30'34"     East,  18.80 feet to the True Point of
Beginning.